Exhibit 13.1
CERTIFICATION OF DANIEL VALOT, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF TECHNIP, AND OLIVIER DUBOIS, PRESIDENT, CHIEF FINANCIAL OFFICER OF TECHNIP, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Technip (the “Company”) on Form 20-F for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2006	By:	/s/ DANIEL VALOT

Daniel Valot
Chairman and Chief Executive Officer

Date: June 29, 2006	By:	/s/ OLIVIER DUBOIS

Olivier Dubois
President, Chief Financial Officer